MANAGED PORTFOLIO SERIES
Green Square High Income Municipal Fund
(the “Fund”)
Supplement dated October 7, 2019 to the
Prospectus, Summary Prospectus and Statement of Information for the Fund
dated December 29, 2018, as amended.

Effective October 15, 2019 the Fund’s name will change from the Green Square High Income Municipal Fund to the Principal Street High Income Municipal Fund. In addition, the name of the investment adviser to the Fund to the Fund will change from Green Square Asset Management, LLC, to Principal Street Partners, LLC.

All references to the Fund or the investment adviser in the Prospectus, Summary Prospectus or Statement of Additional Information are updated accordingly.

This supplement should be retained with your Prospectus, Summary Prospectus, and Statement of Additional Information for future reference.